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                                                                       EXHIBIT 1

                       SCHEDULE 13D JOINT FILING AGREEMENT

         In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Date: March 31, 2004

                                          MORGAN STANLEY

                                          By: /s/ Peter R. Vogelsang
                                              ----------------------------------
                                          Name: Peter R. Vogelsang
                                          Its: Authorized Signatory

                                          MORGAN STANLEY DEAN WITTER EQUITY
                                          FUNDING, INC.

                                          By: /s/ James T. Keane
                                              ----------------------------------
                                          Name: James T. Keane
                                          Its: Vice President

                                          MSDW OIP INVESTORS, INC.

                                          By: /s/ James T. Keane
                                              ----------------------------------
                                          Name: James T. Keane
                                          Its: Vice President

                                          ORIGINATORS INVESTMENT PLAN, L.P.

                                          BY MSDW OIP INVESTORS, INC. AS GENERAL
                                          PARTNER

                                          By: /s/ James T. Keane
                                              ----------------------------------
                                          Name: James T. Keane
                                          Its: Vice President

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